OPPENHEIMER STRATEGIC INCOME & GROWTH FUND
                    Supplement dated May 1, 1997 to the
                     Prospectus dated January 15, 1997


The Prospectus is changed as follows:

1. The Supplement dated March 6, 1997 to the Prospectus is replaced by this Supplement.

2.   The first footnote under the "Shareholder Transaction
Expenses" table on page 3 is revised to read as follows:

       (1)  If you invest $1 million or more
       ($500,000 or more for purchases by "Retirement
       Plans", as defined in "Buying Class A Shares -
       Class A Contingent Deferred Sales Charge" on page 27) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1,
       1997) from the end of the calendar month during which you purchased those shares. See
       "How to Buy Shares - Buying Class A Shares", below.

3. The following paragraphs are added at the end of "How the Fund is Managed" on page 26:

  The Board of Trustees of the Fund has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Multiple Strategies Fund. The Board of Trustees unanimously approved the terms of an Agreement and Plan of Reorganization to be entered into between these funds (the "Reorganization Plan") and the transactions contemplated (the transactions are referred to as the "Reorganization"). The Board of Trustees further determined that the Reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the Reorganization.

  Pursuant to the Reorganization Plan, (i) substantially all of the assets of the Fund would be exchanged for shares of Oppenheimer Multiple Strategies Fund, (ii) these shares of Oppenheimer Multiple Strategies Fund would be distributed to the shareholders of the Fund, (iii) the Fund would be liquidated, and (iv) the outstanding shares of the Fund would be canceled. It is expected that the Reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

  A meeting of the shareholders has been  scheduled for June 17,
1997 to vote on the   Reorganization.  Approval of the
Reorganization requires the affirmative vote of a   majority
of the outstanding shares of the Fund .The term "majority" is
defined in the   Investment Company  Act of 1940, as amended, as
a special majority.  It is also      explained in the Statement of
Additional Information. There is  no assurance that the     Fund's
shareholders will approve the Reorganization.  Details about the
Reorganization   are contained in a proxy statement and other
soliciting materials which have been sent      to the Fund's
shareholders of record as of April 11, 1997.  Persons who become shareholders of the Fund after the record date for the
shareholder meeting will not be      entitled to vote on the
reorganization.

4. In "Class A Shares" under "Classes of Shares" on page 31, the second sentence is replaced by the following: "If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge."

5. The following is added to "Which Class of Shares Should You Choose? - How Does it Affect Payments To My Broker?" on page 33:
"The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers."

6.   In the second paragraph of "Buying Class A Shares - Class A
Contingent Deferred Sales Charge" on page 36, the first sentence is replaced by the following:

     The Distributor pays dealers of record commission on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis.

7.   In the third paragraph of "Buying Class A Shares - Class A
Contingent Deferred Sales Charge" on page 36, the first sentence is replaced by the following:

  If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be
  deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1,
  1997 that      are redeemed  within 12 months of the end of the
  calendar month of their purchase.

8. The third sentence of the second paragraph of "Reduced Sales Charges for Class A Share Purchases - Right of Accumulation" on
page 37 is replaced by the following:   "The Distributor will add
the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies."

9. The third sub-paragraph in "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 39 is replaced by the following:

         if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

        if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

10. The following subparagraphs are added at the end of "Waivers of the Class A Contingent Deferred Sales Charge for
Certain Redemptions" on page 40:

        for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

        for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

11. The following sentence is added to the end of the fourth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 42:

  If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.


12. The following is added as a new penultimate sentence to the fifth paragraph of "Distribution and Service Plans for Class B and Class C shares" on page 42:

  If a dealer has a special agreement with the Distributor, the Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

13. The introductory phrase in the sixth sub-paragraph of "Waivers for Redemptions of Shares in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 43 is replaced with the following and a new sub-section (6) is added as follows:

        distributions from OppenheimerFunds prototype
  401(k) plans and from certain Massachusetts Mutual Life
  Insurance Company prototype 401(k) plans . . . or (6) for loans to participants or beneficiaries.

14. The following sub-paragraph is added at the end of "Waivers for Redemptions in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 43:

        Distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

15.  The section captioned "Special Investor Services" on page
44 is revised by adding the following after the sub-section captioned "PhoneLink":

  Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.




May 1, 1997